UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2011

(Exact name of registrant as specified in its charter)

Nevada	333-149446	26-1929199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 South Pointe Dr., Suite 100, Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 655-1677

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	& (b) Resignation of Director and Officers

On October 14, 2011, Ms. Randy Granovetter gave the Registrant notice of her resignation from her position as President and Director of the Registrant, which was accepted by the Registrant on October 14, 2011.

On October 17, 2011, Mr. Michael P. Silva gave the Registrant notice of his resignation from his position as Chief Financial Officer and Secretary of the Registrant, which was accepted by the Registrant on October 17, 2011.

(c) Appointment of Officer

On October 20, 2011 the Board of Directors appointed Ms. Donna Moore to serve as the Registrant’s Chief Financial Officer.

Donna Moore, 66, Chief Financial Officer, Secretary and Treasurer: From 2010 to present, Ms. Moore has been serving as Chief Financial Officer for Summit Capital USA, Inc. in Tempe, AZ.  In addition, from March 2011 to present, Ms. Moore has also been serving as Chief Financial Officer for Elevate, Inc. in San Clemente, CA.; from May, 2011 to August, 2011, Ms. Moore served as Chief Financial Officer of Oraco Resources in Tempe, AZ; and from September 2010 to January 2011, Ms. Moore served as Chief Financial Officer of Voice Assist, Inc.  Between 2008 and 2010, Ms. Moore served as part time Controller for Skye International, Inc. in Scottsdale, AZ. Prior to Skye International, Ms. Moore was the Controller for Monarch Brass & Copper Corp., in Waterbury, CT from 1984 through 2007. Ms. Moore is a business financial professional with over 26 years of hands-on business experience. Ms. Moore has held positions as chief financial officer, controller and secretary treasurer of both public and private corporations. Her experience includes general accounting, financial reporting, systems implantation/management, treasury functions, and cost accounting. Ms. Moore specializes in executing uniform financial controls so as to improve productivity, reduce costs, and maximize profitability. Ms. Moore holds a Bachelor of Science degree in Business Management and an MBA in finance and accounting from Brigham Young University.

(d) Appointment of Director

On October 20, 2011 the Board of Directors appointed Mr. Donald Sutherland to serve as a member of the Board of Directors. At this date, there has been no determination as to what committees of the Board of Directors that Mr. Sutherland will be named.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

A copy of Ms. Randy Granovetter’s resignation letter is filed as Exhibit 99.10 to this Current Report.

Exhibit No.	Description
99.10	Resignation Letter from Ms. Randy Granovetter– Dated October 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE ASSIST, INC.

By: /s/ Michael Metcalf
Michael Metcalf, Chief Executive Officer
Date: October 20, 2011